Exhibit 99.1

Incannex Healthcare Inc. Announces Pricing of $12.5 Million Private Placement Priced at the Market Under Nasdaq Rules

Funds to support the advancement of Incannex’s IHL-42X Phase 2/3 Obstructive Sleep Apnea (OSA) clinical program through U.S. Phase 2 completion, topline readout, and its expansion into a global Phase 3 study.

NEW YORK and MELBOURNE, Australia, March 7, 2025 (GLOBE NEWSWIRE) -- Incannex Healthcare Inc. (Nasdaq: IXHL), (Incannex), a clinical-stage biopharmaceutical company leading the way in developing oral combination medicines, today announced that it has entered into security purchase agreements with certain institutional investors for the purchase and sale of 11,574,090 shares of the Company’s common stock for a purchase price of $1.08 per share of common stock (or common stock equivalents in lieu thereof) and Series A common stock warrants (the “Series A Warrants”) to purchase up to 11,574,090 shares of common stock at an initial exercise price of $2.16 per share (the “Offering”). The Offering is being priced at the market under Nasdaq rules.

The Series A Warrants are exercisable following stockholder approval and expire two and one-half (2.5) years thereafter. The number of securities issuable under the Series A Warrant is subject to adjustment as described in more detail in the report on Form 8-K to be filed in connection with the Offering.

Aggregate gross proceeds from the Offering are expected to be approximately $12.5 million, before deducting any offering-related expenses. Incannex intends to use the net proceeds from the private placement to fund ongoing clinical trials, including the completion and topline readout of the U.S. Phase 2 study of IHL-42X, an oral, once-daily treatment for OSA, and its expansion into the Phase 3 portion of the study, with sites in the U.K. and the U.S. The proceeds will also be used for the repayment of outstanding convertible debentures, as working capital, and for general corporate purposes.

The transaction is expected to close on or about March 10, 2025, subject to the satisfaction of customary closing conditions.

R. F. Lafferty & Co., Inc. is acting as sole placement agent for the Offering.

The securities described above are being sold in a private placement not involving a public offering and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws. The common stock, pre-funded warrants and Series A Warrants offered to the institutional investors will be made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. Accordingly, the securities may not be reoffered or resold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws. The securities were offered only to accredited investors. The Company has agreed to file one or more registration statements with the Securities and Exchange Commission covering the resale of the shares of common stock and the shares issuable upon exercise of the pre-funded warrants and the Series A Warrants.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Incannex Healthcare Inc.

Incannex is leading the way in developing combination medicines that target the underlying biological pathways associated with chronic conditions, including obstructive sleep apnea, rheumatoid arthritis and generalized anxiety disorder. The company is advancing novel oral fix-dosed treatments and therapeutic regimens based on evidence-based innovation. Incannex's lead Phase 2/3 and Phase 2 clinical programs include IHL-42X, an oral fixed-dose combination of dronabinol and acetazolamide, designed to act synergistically in the treatment of obstructive sleep apnea; IHL-675A, an oral fixed-dose combination of cannabidiol and hydroxychloroquine sulfate, acting synergistically to alleviate inflammatory conditions, such as rheumatoid arthritis, and PSX-001, an oral synthetic psilocybin treatment in combination with psychotherapy, for the treatment of generalized anxiety disorder. Incannex's programs target disorders that have limited, inadequate, or no approved pharmaceutical treatment options. For additional information on Incannex, please visit our website at www.incannex.com.

Forward Looking Statements

This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements in this press release include statements about, among other things: statements relating to the expected closing date of the private placement, the expected use of proceeds, the potential proceeds to Incannex from the closing of the private placement, the prospect that the Series A Warrants or pre-funded warrants may be exercised, Incannex's business strategy, future operations; Incannex's ability to execute on its objectives, prospects, or plans, Incannex’s expectations with respect to development and commercialization of its drug candidates, the timing of initiation or completion of clinical trials and availability of resulting data, potential acceleration of enrollment, the potential benefits and impact of Incannex’s clinical trials and product candidates and any implication that the data or results observed in preclinical trials or earlier studies or trials will be indicative of results of later studies or clinical trials, Incannex’s expected milestones for 2025, including the potential availability of clinical trial data, and Incannex’s beliefs and expectations regarding the sufficiency of its existing cash and cash equivalents to fund its operating expenses and capital expenditure requirements. Forward-looking statements are statements other than historical facts and relate to future events or circumstances or Incannex's future performance, and they are based on management's current assumptions, expectations, and beliefs concerning future developments and their potential effect on Incannex's business. These forward-looking statements are subject to a number of risks and uncertainties, which may cause the forward-looking events and circumstances described in this press release to not occur, and actual results to differ materially and adversely from those described in or implied by the forward-looking statements. These risks and uncertainties include, among others: the continued availability of financing; Incannex's ability to raise capital to fund continuing operations and to complete capital raising transactions; the impact of any infringement actions or other litigation brought against Incannex; the success of Incannex's development efforts, including Incannex's ability to progress its drug candidates through clinical trials on the timelines expected; competition from other providers and products; that the market for its drug candidates may not grow at the rates anticipated or at all; Incannex's compliance with the various evolving and complex laws and regulations applicable to its business and its industry; and Incannex's ability to protect its proprietary technology and intellectual property; and other factors relating to Incannex's industry, its operations and results of operations. The forward-looking statements made in this press release speak only as of the date of this press release, and Incannex assumes no obligation to update publicly any such forward-looking statements to reflect actual results or to changes in expectations, except as otherwise required by law. Incannex's reports filed with the U.S. Securities and Exchange Commission (SEC) including its annual report on Form 10-K for the fiscal year ended June 30, 2024, filed with the SEC on September 30, 2024, and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on Incannex's website upon their filing with the SEC. These reports contain more information about Incannex, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release.

Contact Information

Jennifer Drew-Bear
Edison Group for Incannex
Jdrew-bear@edisongroup.com